UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 30, 2007
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-52105 (Commission File Number)	94-3030279 (IRS Employer Identification No.)

27422 Portola Parkway, Suite 350 Foothill Ranch, California (Address of Principal Executive Offices)	92610-2831 (Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Consulting Agreement
Release between KAFP and Maddox
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
Consulting Agreement with Daniel D. Maddox
     Effective April 1, 2007, Kaiser Aluminum Fabricated Products, LLC, a wholly owned subsidiary of Kaiser Aluminum Corporation (the “Company”), and Daniel D. Maddox entered into (i) a Release (the “Release”) and (i) a Consulting Agreement (the “Consulting Agreement”) in connection with Mr. Maddox’s resignation (see Item 5.02 “Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” below). Pursuant to the Consulting Agreement, Mr. Maddox will continue to provide services to the Company as a consultant in exchange for a monthly base fee of $3,000, plus an additional hourly amount of $150 for each hour worked, all as more fully set forth in the Consulting Agreement. In addition, Mr. Maddox will be reimbursed for reasonable and customary expenses incurred providing those services. The Consulting Agreement will continue until June 30, 2007, unless terminated earlier or extended as provided in the Consulting Agreement. A copy of the Consulting Agreement and the Release are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.
Item 5.02. Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective April 1, 2007, Mr. Maddox resigned his position as Vice President and Controller of the Company at the conclusion of, and as contemplated by, the Employment Agreement, dated July 6, 2006, between Mr. Maddox and the Company. In connection with his resignation, Mr. Maddox will receive severance benefits set forth in the Release.
     In addition, effective April 1, 2007, Lynton J. Rowsell, 32, was appointed as Chief Accounting Officer of the Company to assume all Mr. Maddox’s external reporting responsibilities. Mr. Rowsell joined the Company in October 2006 as Director of External Reporting. Prior to joining the Company, Mr. Rowsell worked as assistant corporate controller of GeoLogistics, an international freight management and logistics company, from March 2006 to October 2006. Prior to joining GeoLogistics, Mr. Rowsell was with Ernst & Young as audit senior manager from October 2004 to March 2006, audit manager from October 2001 to September 2004 and supervising senior from October 1999 to September 2001.
     A copy of the press release announcing Mr. Maddox’s resignation and Mr. Rowsell’s appointment as Chief Accounting Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

10.1	Consulting Agreement between Kaiser Aluminum Fabricated Products,
LLC (“KAFP”) and Daniel D. Maddox (“Maddox”).
10.2	Release between KAFP and Maddox.
99.1	Press Release dated April 3, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
By:	/s/ John M. Donnan
John M. Donnan
Vice President, Secretary and General Counsel

Date: April 4, 2007

2

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Consulting Agreement between Kaiser Aluminum Fabricated Products, LLC (“KAFP”) and Daniel D. Maddox (“Maddox”).
10.2	Release between KAFP and Maddox.
99.1	Press Release dated April 3, 2007.